Additional Information: Condensed Financial Statements of the Company - Schedule of Condensed Balance Sheets of the Parent Company (Details) - Parent [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Schedule of Condensed Balance Sheets of the Parent Company [Line Items]
Cash and cash equivalents	$ 942	$ 1,072
Amounts due from subsidiaries	125,556	126,329
Others	22	19
Total assets	126,520	127,420
Accounts payable, accrued expenses and other liabilities	374	295
Deficit in subsidiaries	101,125	101,966
Others	29	87
Amounts due to subsidiaries	3,690	4,232
Total liabilities	105,218	106,580
Total shareholders’ equity	$ 21,302	$ 20,840